UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-23052

Oppenheimer Global Multi-Asset Growth Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices)  (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: October 31

Date of reporting period: 1/29/2016

Item 1. Schedule of Investments.

STATEMENT OF INVESTMENTS January 29, 2016* Unaudited

	Shares	Value
Common Stocks—70.8%
Consumer Discretionary—11.9%
Auto Components—0.9%
Bridgestone Corp.	3,500	$127,239
Continental AG	571	119,244
Delphi Automotive plc	525	34,093
Johnson Controls, Inc.	1,212	43,474
Lear Corp.	215	22,323
Valeo SA	720	93,488

		439,861

Automobiles—0.4%
Astra International Tbk PT	45,500	21,564
Bayerische Motoren Werke AG	572	47,494
Ford Motor Co.	1,457	17,397
Suzuki Motor Corp.	1,200	36,837
Tata Motors Ltd., ADR[1]	2,732	68,245

		191,537

Diversified Consumer Services—0.3%
Dignity plc	1,670	56,137
Estacio Participacoes SA	3,700	10,832
Kroton Educacional SA	7,000	14,876
New Oriental Education & Technology Group, Inc., Sponsored ADR	1,120	35,179
Service Corp. International	459	11,103

		128,127

Hotels, Restaurants & Leisure—2.1%
Accor SA	1,810	69,536
Carnival Corp.	4,439	213,649
China Lodging Group Ltd., ADR	155	4,301
Crown Resorts Ltd.	7,923	69,462
Domino’s Pizza Group plc	5,770	81,071
Genting Bhd	18,100	34,419
Genting Malaysia Bhd	9,700	10,481
Homeinns Hotel Group, ADR[1]	550	18,672
International Game Technology plc	2,310	33,426
Jollibee Foods Corp.	3,800	16,417
Las Vegas Sands Corp.	420	18,942
McDonald’s Corp.	1,674	207,208
Melco Crown Entertainment Ltd., ADR	1,550	23,622
Sands China Ltd.	6,000	21,011
Starbucks Corp.	740	44,970
William Hill plc	16,509	91,822
Yum! Brands, Inc.	594	42,988

		1,001,997

Household Durables—0.6%
Lennar Corp., Cl. A	579	24,405
SEB SA	790	77,176
Sony Corp.	5,400	129,203
Taylor Wimpey plc	10,749	29,620

1  OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Household Durables (Continued)
Whirlpool Corp.	111	$14,917

		275,321

Internet & Catalog Retail—1.3%
Amazon.com, Inc.[1]	341	200,167
Ctrip.com International Ltd., ADR[1]	1,300	55,484
JD.com, Inc., ADR[1]	7,258	188,926
Netflix, Inc.[1]	269	24,705
Rakuten, Inc.	8,900	91,685
TripAdvisor, Inc.[1]	411	27,438

		588,405

Leisure Products—0.1%
Hasbro, Inc.	530	39,368
Nintendo Co. Ltd.	100	14,085

		53,453

Media—1.9%
CBS Corp., Cl. B	682	32,395
Cinemark Holdings, Inc.	703	20,731
Comcast Corp., Cl. A	3,109	173,202
DISH Network Corp., Cl. A1	596	28,769
Grupo Televisa SAB, Sponsored ADR	2,860	75,733
ProSiebenSat.1 Media SE	1,691	84,178
SES SA	1,990	52,147
SKY Perfect JSAT Holdings, Inc.	9,100	51,581
Sky plc	9,508	147,360
Walt Disney Co. (The)	2,178	208,696

		874,792

Multiline Retail—0.4%
Dollarama, Inc.	2,079	111,556
Hudson’s Bay Co.	5,214	64,389
Kohl’s Corp.	195	9,701
Macy’s, Inc.	203	8,203
Nordstrom, Inc.	159	7,807

		201,656

Specialty Retail—1.4%
AutoZone, Inc.[1]	108	82,878
Bed Bath & Beyond, Inc.[1]	161	6,950
CarMax, Inc.[1]	461	20,367
Dufry AG1	296	32,040
Foot Locker, Inc.	319	21,552
Home Depot, Inc. (The)	1,226	154,182
Industria de Diseno Textil SA	6,186	202,960
Signet Jewelers Ltd.	76	8,816
Tiffany & Co.	1,160	74,054
TJX Cos., Inc. (The)	667	47,517
Williams-Sonoma, Inc.	145	7,491

		658,807

2  OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Textiles, Apparel & Luxury Goods—2.5%
adidas AG	1,861	$191,672
Brunello Cucinelli SpA	1,292	21,656
Burberry Group plc	7,595	129,557
Christian Dior SE	328	55,547
Cie Financiere Richemont SA	1,055	68,542
Hermes International	200	68,094
Kering	1,200	203,248
LVMH Moet Hennessy Louis Vuitton SE	1,470	236,969
NIKE, Inc., Cl. B	1,028	63,746
Prada SpA	10,600	31,591
Swatch Group AG (The)	172	58,898
Tod’s SpA	412	32,491
VF Corp.	103	6,448

		1,168,459

Consumer Staples—7.9%
Beverages—1.8%
Anadolu Efes Biracilik Ve Malt Sanayii AS	1,867	11,592
Coca-Cola Co. (The)	1,049	45,023
Coca-Cola Enterprises, Inc.	1,080	50,133
Constellation Brands, Inc., Cl. A	354	53,978
Diageo plc	3,136	84,424
Dr Pepper Snapple Group, Inc.	60	5,630
Fomento Economico Mexicano SAB de CV	2,691	25,519
Fomento Economico Mexicano SAB de CV, ADR	440	41,721
Heineken NV	1,198	104,177
Nigerian Breweries plc	16,136	8,098
PepsiCo, Inc.	2,327	231,071
Pernod Ricard SA	1,390	163,116
SABMiller plc	420	25,056
Tsingtao Brewery Co. Ltd., Cl. H	2,000	7,127

		856,665

Food & Staples Retailing—1.1%
Almacenes Exito SA	1,287	5,348
Almacenes Exito SA, GDR[2]	900	3,770
BIM Birlesik Magazalar AS	790	13,373
Costco Wholesale Corp.	612	92,486
CP ALL PCL	70,400	80,823
CVS Health Corp.	588	56,795
Kroger Co. (The)	1,231	47,775
Magnit PJSC	490	75,285
Spar Group Ltd. (The)	4,772	55,301
Walgreens Boots Alliance, Inc.	589	46,955
Wal-Mart de Mexico SAB de CV	4,988	12,521
Wal-Mart Stores, Inc.	279	18,514

		508,946

Food Products—2.9%
Aryzta AG1	1,572	71,878
Barry Callebaut AG1	62	70,911
Danone SA	2,840	195,868

3  OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Food Products (Continued)
Hormel Foods Corp.	142	$11,418
Kraft Heinz Co. (The)	2,025	158,072
Mondelez International, Inc., Cl. A	6,055	260,971
Nestle SA	3,740	275,475
Saputo, Inc.	3,018	74,109
Tingyi Cayman Islands Holding Corp.	16,000	18,407
Unilever plc	4,874	214,514
Want Want China Holdings Ltd.	24,000	15,854

		1,367,477

Household Products—0.8%
Colgate-Palmolive Co.	2,390	161,396
Henkel AG & Co. KGaA	557	51,259
Procter & Gamble Co. (The)	687	56,121
Reckitt Benckiser Group plc	930	82,983

		351,759

Personal Products—0.1%
Shiseido Co. Ltd.	2,800	52,693

Tobacco—1.2%
Japan Tobacco, Inc.	4,300	168,011
Philip Morris International, Inc.	2,645	238,076
Reynolds American, Inc.	549	27,423
Swedish Match AB	3,588	127,593

		561,103

Energy—2.4%
Energy Equipment & Services—0.3%
Halliburton Co.	99	3,147
Schlumberger Ltd.	523	37,797
Technip SA	2,250	105,538

		146,482

Oil, Gas & Consumable Fuels—2.1%
Anadarko Petroleum Corp.	1,163	45,461
Apache Corp.	1,142	48,581
BP plc, Sponsored ADR	1,356	43,894
Chesapeake Energy Corp.	2,993	10,146
Chevron Corp.	1,845	159,537
ConocoPhillips	1,037	40,526
Continental Resources, Inc.[1]	247	5,214
Enbridge, Inc.	1,038	35,915
EOG Resources, Inc.	478	33,947
HollyFrontier Corp.	1,110	38,817
Koninklijke Vopak NV	1,560	67,858
Magellan Midstream Partners LP3	1,079	69,304
Newfield Exploration Co.[1]	316	9,186
Noble Energy, Inc.	2,254	72,962
Novatek OAO, Sponsored GDR	555	48,352
Phillips 66	373	29,896
Pioneer Natural Resources Co.	64	7,933

4  OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Oil, Gas & Consumable Fuels (Continued)
Repsol SA	3,333	$34,712
Suncor Energy, Inc.	7,447	175,377

		977,618

Financials—9.8%
Capital Markets—1.9%
Bank of New York Mellon Corp. (The)	3,244	117,498
Charles Schwab Corp. (The)	2,044	52,183
Credit Suisse Group AG1	4,216	74,426
Deutsche Bank AG	2,776	49,105
Goldman Sachs Group, Inc. (The)	879	142,011
ICAP plc	12,900	89,201
Morgan Stanley	1,681	43,504
Nomura Holdings, Inc.	6,300	34,432
T. Rowe Price Group, Inc.	269	19,085
Tullett Prebon plc	4,270	20,467
UBS Group AG	15,894	262,423

		904,335

Commercial Banks—2.8%
Banca Monte dei Paschi di Siena SpA[1]	19,578	14,173
Banco Bilbao Vizcaya Argentaria SA	8,122	52,537
Bank of America Corp.	3,409	48,203
Bank Pekao SA	175	5,888
BNP Paribas SA	547	25,998
Citigroup, Inc.	9,809	417,667
Grupo Aval Acciones y Valores SA, ADR	2,830	18,565
Grupo Financiero Banorte SAB de CV	5,819	30,318
Grupo Financiero Inbursa SAB de CV	11,962	19,304
Guaranty Trust Bank plc	25,249	2,147
ICICI Bank Ltd., Sponsored ADR	19,271	128,152
Intesa Sanpaolo SpA, Sponsored ADR	1,221	20,793
JPMorgan Chase & Co.	3,104	184,688
Lloyds Banking Group plc	51,819	48,607
M&T Bank Corp.	566	62,362
Sberbank of Russia PJSC, ADR	4,580	25,334
Societe Generale SA	1,540	58,923
Sumitomo Mitsui Financial Group, Inc.	2,200	73,882
SunTrust Banks, Inc.	1,016	37,165
SVB Financial Group[1]	174	17,630
Zenith Bank plc	103,990	6,561

		1,298,897

Consumer Finance—0.5%
Ally Financial, Inc. [1]	5,153	81,675
Discover Financial Services	1,652	75,645
Synchrony Financial[1]	1,972	56,044

		213,364

Diversified Financial Services—1.7%
Berkshire Hathaway, Inc., Cl. B1	1,303	169,090
BM&FBovespa SA-Bolsa de Valores Mercadorias e Futuros	7,800	20,008

5  OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Diversified Financial Services (Continued)
CME Group, Inc., Cl. A	2,433	$218,605
Grupo de Inversiones Suramericana SA	1,453	15,847
Hong Kong Exchanges & Clearing Ltd.	1,200	26,694
ING Groep NV	2,460	28,396
Intercontinental Exchange, Inc.	44	11,607
Investment AB Kinnevik, Cl. B	1,698	43,966
McGraw Hill Financial, Inc.	3,322	282,437

		816,650

Insurance—2.0%
AIA Group Ltd.	7,800	43,699
Allianz SE	785	126,699
American International Group, Inc.	1,642	92,740
Aon plc	445	39,084
China Pacific Insurance Group Co. Ltd., Cl. H	6,000	21,047
Dai-ichi Life Insurance Co. Ltd. (The)	6,200	85,622
FNF Group	1,690	54,722
Genworth Financial, Inc., Cl. A1	9,016	25,065
Marsh & McLennan Cos., Inc.	1,819	97,007
Old Mutual plc	11,560	28,103
People’s Insurance Co. Group of China Ltd. (The), Cl. H	1,000	404
PICC Property & Casualty Co. Ltd., Cl. H	8,000	13,754
Ping An Insurance Group Co. of China Ltd., Cl. H	12,000	54,934
Progressive Corp. (The)	1,403	43,844
Prudential plc	9,240	181,624
Sul America SA	2,300	10,391

		918,739

Real Estate Investment Trusts (REITs)—0.4%
Crown Castle International Corp.	77	6,637
Digital Realty Trust, Inc.	81	6,487
Equity Residential	394	30,373
Public Storage	148	37,527
Simon Property Group, Inc.	522	97,238

		178,262

Real Estate Management & Development—0.5%
Deutsche Wohnen AG1	2,815	71,663
Global Logistic Properties Ltd.	9,000	10,803
Hang Lung Group Ltd.	3,000	8,303
Hang Lung Properties Ltd.	10,000	18,496
SM Prime Holdings, Inc.	58,000	25,943
SOHO China Ltd.	15,500	7,251
Vonovia SE	3,394	103,175

		245,634

Health Care—8.4%
Biotechnology—2.2%
ACADIA Pharmaceuticals, Inc.[1]	1,730	35,794
Amgen, Inc.	150	22,910
Biogen, Inc.[1]	654	178,581
BioMarin Pharmaceutical, Inc.[1]	600	44,412

6  OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Biotechnology (Continued)
Bluebird Bio, Inc.[1]	540	$22,334
Celgene Corp.[1]	182	18,258
Celldex Therapeutics, Inc.[1]	3,690	30,627
Circassia Pharmaceuticals plc[1]	12,990	53,968
Clovis Oncology, Inc.[1]	520	10,878
CSL Ltd.	1,100	81,902
Gilead Sciences, Inc.	4,244	352,252
Grifols SA	4,216	88,368
Ionis Pharmaceuticals, Inc.[1]	580	22,579
MacroGenics, Inc.[1]	1,170	23,552
Sage Therapeutics, Inc.[1]	230	7,723
Vertex Pharmaceuticals, Inc.[1]	428	38,841

		1,032,979

Health Care Equipment & Supplies—1.0%
Boston Scientific Corp.[1]	5,443	95,416
Coloplast AS, Cl. B	995	81,995
Essilor International SA	480	59,644
Hologic, Inc.[1]	103	3,496
Medtronic plc	38	2,885
Sonova Holding AG	514	61,701
St. Jude Medical, Inc.	760	40,174
William Demant Holding AS1	569	50,389
Zimmer Biomet Holdings, Inc.	800	79,408

		475,108

Health Care Providers & Services—1.9%
Aetna, Inc.	1,680	171,091
Anthem, Inc.	910	118,746
Cardinal Health, Inc.	716	58,261
Cigna Corp.	130	17,368
Express Scripts Holding Co.[1]	1,913	137,487
HCA Holdings, Inc.[1]	157	10,924
Humana, Inc.	40	6,512
McKesson Corp.	377	60,690
Sinopharm Group Co. Ltd., Cl. H	9,200	32,193
Sonic Healthcare Ltd.	3,149	41,241
UnitedHealth Group, Inc.	1,935	222,835

		877,348

Life Sciences Tools & Services—0.2%
Lonza Group AG1	457	69,995
Quintiles Transnational Holdings, Inc.[1]	214	13,017
Thermo Fisher Scientific, Inc.	177	23,375

		106,387

Pharmaceuticals—3.1%
Allergan plc[1]	563	160,134
Bayer AG	894	100,286
Bristol-Myers Squibb Co.	2,272	141,228
Eli Lilly & Co.	589	46,590
Galenica AG	53	73,948

7  OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Pharmaceuticals (Continued)
Johnson & Johnson	1,765	$184,337
Merck & Co., Inc.	2,184	110,663
Mylan NV1	1,741	91,733
Novo Nordisk AS, Cl. B	2,087	116,546
Perrigo Co. plc	62	8,964
Pfizer, Inc.	2,786	84,945
Roche Holding AG	628	163,381
Shire plc	710	39,824
Teva Pharmaceutical Industries Ltd., Sponsored ADR	1,434	88,162
Theravance Biopharma, Inc.[1]	450	7,389
Valeant Pharmaceuticals International, Inc.[1]	347	31,306

		1,449,436

Industrials—9.7%
Aerospace & Defense—1.7%
Airbus Group SE	6,013	378,205
Embraer SA	5,100	36,671
Embraer SA, Sponsored ADR	3,150	90,657
Lockheed Martin Corp.	561	118,371
Rolls-Royce Holdings plc[1]	12,368	98,728
TransDigm Group, Inc.[1]	134	30,114
United Technologies Corp.	720	63,137

		815,883

Air Freight & Couriers—0.6%
FedEx Corp.	237	31,493
Royal Mail plc	24,361	160,237
United Parcel Service, Inc., Cl. B	1,010	94,132

		285,862

Airlines—0.3%
Delta Air Lines, Inc.	436	19,310
Japan Airlines Co. Ltd.	3,500	130,995

		150,305

Building Products—0.3%
A.O. Smith Corp.	186	12,992
Allegion plc	250	15,140
Assa Abloy AB, Cl. B	6,232	131,886

		160,018

Commercial Services & Supplies—0.9%
Aggreko plc	2,657	32,642
Cintas Corp.	395	33,938
Edenred	3,340	63,312
Prosegur Cia de Seguridad SA	12,468	55,894
Republic Services, Inc., Cl. A	626	27,356
Tyco International plc	2,548	87,626
Waste Connections, Inc.	1,019	61,110
Waste Management, Inc.	662	35,053

		396,931

8  OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Construction & Engineering—0.6%
Boskalis Westminster	2,194	$86,688
CIMIC Group Ltd.	2,100	36,531
FLSmidth & Co. AS	586	20,518
Vinci SA	1,670	113,253

		256,990

Electrical Equipment—1.0%
ABB Ltd.[1]	1,616	27,984
Acuity Brands, Inc.	107	21,660
Eaton Corp. plc	884	44,651
Emerson Electric Co.	1,070	49,199
Legrand SA	1,230	67,773
Nidec Corp.	2,900	197,634
Prysmian SpA	1,455	30,000
Schneider Electric SE	910	48,860

		487,761

Industrial Conglomerates—1.2%
3M Co.	710	107,210
Danaher Corp.	1,065	92,282
General Electric Co.	9,636	280,408
Jardine Strategic Holdings Ltd.	1,000	27,353
Siemens AG	386	36,951
SM Investments Corp.	1,520	26,555

		570,759

Machinery—0.9%
Aalberts Industries NV	3,028	95,955
Atlas Copco AB, Cl. A	3,029	65,019
Caterpillar, Inc.	134	8,340
Deere & Co.	1,030	79,320
FANUC Corp.	600	80,107
Ingersoll-Rand plc	54	2,779
NGK Insulators Ltd.	1,000	21,018
Parker-Hannifin Corp.	183	17,780
Stanley Black & Decker, Inc.	151	14,245
Wabtec Corp.	60	3,837
Weir Group plc (The)	1,348	16,701

		405,101

Professional Services—1.0%
Experian plc	6,084	103,889
Intertek Group plc	2,000	81,093
Nielsen Holdings plc	2,571	123,819
Recruit Holdings Co. Ltd.	2,700	85,509
SGS SA	25	48,573

		442,883

Road & Rail—0.3%
Canadian National Railway Co.	1,389	74,297
Canadian Pacific Railway Ltd.	397	47,533

9  OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Road & Rail (Continued)
CSX Corp.	1,255	$28,890

		150,720

Trading Companies & Distributors—0.8%
Brenntag AG	2,956	144,853
Bunzl plc	3,574	95,640
Travis Perkins plc	3,054	79,798
Wolseley plc	1,423	70,405

		390,696

Transportation Infrastructure—0.1%
Airports of Thailand PCL	800	8,476
DP World Ltd.	1,775	31,059
Grupo Aeroportuario del Sureste SAB de CV, Cl. B	701	9,593

		49,128

Information Technology—14.8%
Communications Equipment—0.7%
Nokia OYJ	11,802	84,648
Nokia OYJ, Sponsored ADR	8,248	59,385
Telefonaktiebolaget LM Ericsson, Cl. B	22,391	197,430

		341,463

Electronic Equipment, Instruments, & Components—1.2%
Hoya Corp.	2,000	77,265
Keyence Corp.	300	141,164
Kyocera Corp.	1,800	72,355
Murata Manufacturing Co. Ltd.	1,600	184,897
Spectris plc	1,537	34,855
TE Connectivity Ltd.	893	51,044

		561,580

Internet Software & Services—5.0%
Alibaba Group Holding Ltd., Sponsored ADR[1]	1,773	118,844
Alphabet, Inc., Cl. A1	664	505,536
Alphabet, Inc., Cl. C1	757	562,413
Baidu, Inc., Sponsored ADR[1]	1,344	219,435
eBay, Inc.[1]	5,863	137,546
Facebook, Inc., Cl. A1	3,711	416,411
LinkedIn Corp., Cl. A1	638	126,267
MercadoLibre, Inc.	80	7,859
Tencent Holdings Ltd.	4,800	90,682
Twitter, Inc.[1]	1,030	17,304
United Internet AG	1,264	65,511
Yahoo Japan Corp.	16,200	62,056

		2,329,864

IT Services—2.0%
Amadeus IT Holding SA, Cl. A	2,292	94,117
Amdocs Ltd.	2,559	140,080
Earthport plc[1]	33,440	13,612
First Data Corp., Cl. A1	1,973	26,379
MasterCard, Inc., Cl. A	1,070	95,262

10  OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
IT Services (Continued)
NTT Data Corp.	1,700	$81,957
PayPal Holdings, Inc.[1]	9,880	357,063
Visa, Inc., Cl. A	710	52,888
Xerox Corp.	7,544	73,554

		934,912

Semiconductors & Semiconductor Equipment—1.7%
Applied Materials, Inc.	2,188	38,618
ARM Holdings plc	4,120	59,148
ASML Holding NV	728	66,896
Broadcom Corp., Cl. A	1,253	68,501
Infineon Technologies AG	16,792	223,357
Intel Corp.	1,011	31,361
Maxim Integrated Products, Inc.	4,020	134,268
Micron Technology, Inc.[1]	1,804	19,898
NVIDIA Corp.	1,603	46,952
SunEdison, Inc.[1]	14,190	44,415
Taiwan Semiconductor Manufacturing Co. Ltd.	12,000	51,204
Texas Instruments, Inc.	535	28,318

		812,936

Software—3.0%
Activision Blizzard, Inc.	1,839	64,034
Adobe Systems, Inc.[1]	1,570	139,934
AVEVA Group plc	1,070	20,386
Check Point Software Technologies Ltd.[1]	325	25,613
Dassault Systemes	1,050	81,381
Electronic Arts, Inc.[1]	916	59,123
Gemalto NV	1,258	75,865
Intuit, Inc.	1,460	139,445
Microsoft Corp.	3,193	175,902
Oracle Corp.	2,502	90,848
SAP SE	5,084	403,353
Synopsys, Inc.[1]	851	36,508
Temenos Group AG1	1,715	83,249

		1,395,641

Technology Hardware, Storage & Peripherals—1.2%
Apple, Inc.	4,254	414,084
Lenovo Group Ltd.	62,000	55,372
SanDisk Corp.	442	31,250
Western Digital Corp.	1,366	65,541

		566,247

Materials—2.1%
Chemicals—1.5%
Eastman Chemical Co.	403	24,668
Essentra plc	7,094	74,622
Linde AG	999	134,954
Novozymes AS, Cl. B	1,806	75,303
PPG Industries, Inc.	502	47,750
Sika AG	18	64,447

11  OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Chemicals (Continued)
Syngenta AG	530	$195,116
Toray Industries, Inc.	8,000	68,390

		685,250

Construction Materials—0.3%
Indocement Tunggal Prakarsa Tbk PT	8,500	12,317
James Hardie Industries plc	6,600	75,280
Semen Indonesia Persero Tbk PT	13,000	10,580
Vulcan Materials Co.	728	64,210

		162,387

Metals & Mining—0.2%
Alrosa PAO	17,336	14,278
Glencore plc[1]	6,070	7,854
Goldcorp, Inc.	2,761	31,310
Silver Wheaton Corp.	2,299	27,036

		80,478

Paper & Forest Products—0.1%
Louisiana-Pacific Corp.[1]	2,142	33,672

Telecommunication Services—3.0%
Diversified Telecommunication Services—1.9%
BT Group plc	13,820	96,128
Iliad SA	310	77,767
Inmarsat plc	5,880	92,616
Koninklijke KPN NV	7,937	30,771
Nippon Telegraph & Telephone Corp.	4,000	170,162
Spark New Zealand Ltd.	25,401	55,567
Telstra Corp. Ltd.	5,600	22,494
Verizon Communications, Inc.	3,629	181,341
Vivendi SA	6,613	143,889

		870,735

Wireless Telecommunication Services—1.1%
America Movil SAB de CV, Cl. L, ADR	1,130	15,978
China Mobile Ltd.	4,500	49,247
KDDI Corp.	5,800	146,637
Rogers Communications, Inc., Cl. B	2,449	83,859
T-Mobile US, Inc.[1]	565	22,685
Vodafone Group plc	65,423	209,281

		527,687

Utilities—0.8%
Electric Utilities—0.3%
Edison International	1,363	84,234
ITC Holdings Corp.	546	21,785
NextEra Energy, Inc.	152	16,980

		122,999

Gas Utilities—0.1%
AmeriGas Partners LP3	1,024	39,352

12  OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Multi-Utilities—0.4%
PG&E Corp.	3,418	$187,682
WEC Energy Group, Inc.	299	16,514

		204,196

Total Common Stocks (Cost $34,570,237)		33,154,733

Preferred Stocks—0.4%
Banco Davivienda SA, Preference	1,100	7,761
Bayerische Motoren Werke (BMW) AG, Preference	1,700	117,017
Cia Brasileira de Distribuicao, Preference	900	8,602
Fuchs Petrolub SE, Preference	751	30,785
Lojas Americanas SA, Preference	8,100	37,748

Total Preferred Stocks (Cost $217,688)		201,913

	Principal
	Amount
U.S. Government Obligation—9.7%
United States Treasury Bonds, 2.875%, 8/15/45[4] (Cost $4,412,094)	$4,459,000	4,566,293

	Shares
Investment Companies—18.8%
iShares MSCI India Exchange Traded Fund	21,300	554,652
Oppenheimer Global High Yield Fund, Cl. I5	831,234	7,140,304
Oppenheimer Institutional Money Market Fund, Cl. E, 0.38%[5,6]	1,093,225	1,093,225

Total Investment Companies (Cost $9,405,770)		8,788,181

Total Investments, at Value (Cost $48,605,789)	99.7%	46,711,120
Net Other Assets (Liabilities)	0.3	138,687

Net Assets	100.0%	$46,849,807

Footnotes to Statement of Investments

*January 29, 2016 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

1. Non-income producing security.

2. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $3,770 or 0.01% of the Fund’s net assets at period end.

3. Security is a Master Limited Partnership.

4. All or a portion of the security position is held in accounts at a futures clearing merchant and pledged to cover margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $427,034. See Note 5 of the accompanying Notes.

13  OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Statement of Investments (Continued)

5. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares October 30, 2015[a]	Gross Additions	Gross Reductions	Shares January 29, 2016[a]
Oppenheimer Global High Yield Fund, Cl. I	819,393	11,841	—	831,234
Oppenheimer Institutional Money Market Fund, Cl. E	318,978	2,503,183	1,728,936	1,093,225

	Value	Income
Oppenheimer Global High Yield Fund, Cl. I	$7,140,304	$103,929
Oppenheimer Institutional Money Market Fund, Cl. E	1,093,225	707

Total	$8,233,529	$104,636

a. Represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying notes.

6. Rate shown is the 7-day yield at period end.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent
United States	$29,148,248	62.4%
United Kingdom	2,815,705	6.0
Japan	2,385,414	5.1
Germany	2,101,555	4.5
France	2,061,527	4.4
Switzerland	1,761,884	3.8
China	1,007,114	2.2
Netherlands	934,812	2.0
Canada	725,381	1.6
Sweden	565,893	1.2
Spain	528,588	1.1
Denmark	344,751	0.7
Australia	251,630	0.5
Mexico	230,686	0.5
Brazil	229,785	0.5
India	196,397	0.4
Hong Kong	169,178	0.4
Russia	163,249	0.4
Italy	150,704	0.3
Finland	144,033	0.3
Ireland	115,104	0.3
Israel	113,776	0.2
Thailand	89,299	0.2
Philippines	68,914	0.2
New Zealand	55,567	0.1
South Africa	55,301	0.1
Colombia	51,291	0.1
Taiwan	51,204	0.1
Malaysia	44,900	0.1
Indonesia	44,461	0.1
United Arab Emirates	31,058	0.1
Turkey	24,966	0.1

14  OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Geographic Holdings (Continued)	Value	Percent
Nigeria	$16,806	0.0%
Singapore	10,803	0.0
Argentina	7,859	0.0
Cayman Islands	7,389	0.0
Poland	5,888	0.0

Total	$46,711,120	100.0%

Forward Currency Exchange Contracts as of January 29, 2016

Counterparty	Settlement Month(s)	Currency Purchased (000’s)		Currency Sold (000’s)		Unrealized Appreciation	Unrealized Depreciation
CITNA-B	02/2016	INR	61,000	USD	911	$—	$13,882
CITNA-B	02/2016	JPY	216,000	USD	1,763	26,138	5,110
CITNA-B	02/2016	KRW	396,000	USD	337	—	6,844
CITNA-B	02/2016	TWD	5,000	USD	153	—	2,791
CITNA-B	02/2016	ZAR	1,120	USD	77	—	6,547
DEU	02/2016	AUD	1,080	USD	783	—	18,615
DEU	03/2016	PLN	530	USD	128	1,512	—
DEU	02/2016	SEK	11,140	USD	1,308	—	9,753
DEU	03/2016	USD	1,892	GBP	1,320	10,835	—
DEU	02/2016	USD	339	JPY	41,000	715	—
DEU	03/2016	USD	83	THB	3,000	—	790
GSCO-OT	02/2016	PLN	1,020	USD	252	—	1,728
HSBC	02/2016	HKD	3,300	USD	426	—	1,786
HSBC	02/2016	INR	35,000	USD	520	—	5,412
HSBC	03/2016	KRW	396,000	USD	327	506	—
HSBC	02/2016	PLN	280	USD	70	—	1,499
HSBC	03/2016	USD	919	HKD	7,160	—	1,135
HSBC	02/2016 - 03/2016	USD	658	KRW	793,000	3,193	2,760
HSBC	02/2016	ZAR	3,590	USD	244	—	18,439
JPM	02/2016	AUD	1,080	USD	787	—	23,311
JPM	02/2016	GBP	130	USD	198	—	12,851
JPM	02/2016 - 03/2016	JPY	587,000	USD	4,853	24,976	24,226
JPM	02/2016	MXN	11,700	USD	702	—	57,545
JPM	03/2016	NOK	7,990	USD	911	8,412	—
JPM	02/2016 - 03/2016	TWD	31,000	USD	932	422	5,921
JPM	03/2016	USD	456	AUD	650	—	3,338
JPM	03/2016	USD	713	CAD	1,010	—	7,944
JPM	02/2016	USD	2,589	JPY	314,000	—	4,725
JPM	02/2016 - 03/2016	USD	1,134	TWD	38,000	—	2,670
MSCO	02/2016	SEK	2,290	USD	264	3,046	—
MSCO	02/2016	USD	1,633	EUR	1,530	—	24,782
NOM	03/2016	USD	835	CHF	845	7,994	—
RBS	02/2016	CAD	560	USD	420	$—	19,885
TDB	02/2016	USD	752	CHF	770	—	308

Total Unrealized Appreciation and Depreciation						$87,749	$284,597

Futures Contracts as of January 29, 2016

Description	Exchange	Buy/Sell	Expiration Date	Number of Contracts	Value	Unrealized Appreciation (Depreciation	)
Mini MSCI Emerging Markets Index	NYF	Buy	3/18/16	31	$1,159,090	$(55,574)

15  OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Futures Contracts as of January 29, 2016 (Continued)
Description	Exchange	Buy/Sell	Expiration Date	Number of Contracts	Value	Unrealized Appreciation (Depreciation)
NIKKEI 225 Mini Index	TYOE	Buy	3/10/16	80	$1,165,655	$(154,042)
STOXX Europe 600 Index	EUX	Sell	3/18/16	8	147,025	1,250

						$(208,366)

Centrally Cleared Interest Rate Swaps at January 29, 2016
Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount (000’s)		Premiums Received / (Paid)	Value
BOA	Pay	Three-Month USD BBA LIBOR	2.566%	11/6/45	USD	600	$—	$41,208
DEU	Pay	Three-Month USD BBA LIBOR	2.518	10/23/45	USD	1,135	—	68,026
JPM	Receive	Three-Month USD BBA LIBOR	2.518	10/23/45	USD	790	(4,861)	(46,916)

Total of Centrally Cleared Interest Rate Swaps							$(4,861)	$62,318

Over-the-Counter Total Return Swaps at January 29, 2016
Reference Asset[a]	Counterparty	Pay/Receive Total Return*	Floating Rate	Maturity Date	Notional Amount (000’s)		Value
OAIIX Reference Fund	GSG	Receive	One-Month USD BBA LIBOR plus 100 basis points	9/20/16	USD	3,279	$(16,372)
OAIIX Reference Fund	t-SGS	Receive	One-Month USD BBA LIBOR plus 85 basis points	9/16/16	USD	3,718	(31,682)
QOPIX Reference Fund	t-SGS	Receive	One-Month USD BBA LIBOR plus 85 basis points	9/16/16	USD	7,413	(2,783)

Total of Over-the-Counter Total Return Swaps							$(50,837)

* Fund will pay or receive the total return of the reference asset depending on whether the return is positive or negative. For contracts where the Fund has elected to receive the total return of the reference asset if positive, it will be responsible for paying the floating rate and the total return of the reference asset if negative. If the Fund has elected to pay the total return of the reference asset if positive, it will receive the floating rate and the total return of the reference asset if negative.

a. The Reference Asset is an affiliated Fund.

Reference Asset	Value
OAIIX Reference Fund	$(48,054)
QOPIX Reference Fund	(2,783)

Total	$(50,837)

16  OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Glossary:

Counterparty Abbreviations

BOA	Bank of America NA
CITNA-B	Citibank NA
DEU	Deutsche Bank AG
GSCO-OT	Goldman Sachs Bank USA
GSG	Goldman Sachs Group, Inc. (The)
HSBC	HSBC Bank USA NA
JPM	JPMorgan Chase Bank NA
MSCO	Morgan Stanley Capital Services, Inc.
NOM	Nomura Global Financial Products, Inc.
RBS	Royal Bank of Scotland plc (The)
TDB	Toronto Dominion Bank
t-SGS	Societe Generale

Currency abbreviations indicate amounts reporting in currencies

AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
GBP	British Pound Sterling
HKD	Hong Kong Dollar
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Nuevo Peso
NOK	Norwegian Krone
PLN	Polish Zloty
SEK	Swedish Krona
THB	Thailand Baht
TWD	New Taiwan Dollar
ZAR	South African Rand

Definitions

BBA LIBOR	British Bankers’ Association London - Interbank Offered Rate
OAIIX	Oppenheimer Global Multi Strategies Fund
QOPIX	Oppenheimer Fundamental Alternatives Fund

Exchange Abbreviations

EUX	European Stock Exchange
NYF	New York Futures Exchange
TYOE	Tokyo Stock Exchange

17  OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

NOTES TO STATEMENT OF INVESTMENTS January 29, 2016 Unaudited

1. Organization

Oppenheimer Global Multi-Asset Growth Fund (the “Fund”), is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub- Adviser”). The Manager has entered into a sub-advisory agreement with OFI. The Sub-Adviser has entered into a sub-sub-advisory agreement with Cornerstone Real Estate Advisers LLC and OFI SteelPath, Inc. (collectively the “Sub-Sub-Advisers”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Reporting Period End Date. The last day of the Fund’s reporting period is the last day the New York Stock Exchange was open for trading during the period. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

18  OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the mean between the bid and asked price on the principal exchange or, if not available from the principal exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the principal exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

Futures contracts and futures options traded on a commodities or futures exchange will be

19  OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Structured securities	Relevant market information such as the price of underlying financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, or the occurrence of other specific events.
Swaps	Relevant market information, including underlying reference assets such as credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior

20  OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$2,650,185	$2,932,230	$—	$5,582,415
Consumer Staples	1,677,667	2,020,976	—	3,698,643
Energy	867,640	256,460	—	1,124,100
Financials	2,735,333	1,840,548	—	4,575,881
Health Care	2,825,877	1,115,381	—	3,941,258
Industrials	1,716,679	2,846,358	—	4,563,037
Information Technology	4,621,883	2,320,760	—	6,942,643
Materials	228,646	733,141	—	961,787
Telecommunication Services	303,863	1,094,559	—	1,398,422
Utilities	366,547	—	—	366,547
Preferred Stocks	—	201,913	—	201,913
U.S. Government Obligation	—	4,566,293	—	4,566,293
Investment Companies	8,788,181	—	—	8,788,181

Total Investments, at Value	26,782,501	19,928,619	—	46,711,120

21  OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table (Continued)
Investments, at Value:
Other Financial Instruments:
Centrally cleared swaps, at value	$—	$109,234	$—	$109,234
Futures contracts	1,250	—	—	1,250
Forward currency exchange contracts	—	87,749	—	87,749

Total Assets	$26,783,751	$20,125,602	$—	$46,909,353

Liabilities Table
Other Financial Instruments:
Swaps, at value	$—	$(50,837)	$—	$(50,837)
Centrally cleared swaps, at value	—	(46,916)	—	(46,916)
Futures contracts	(209,616)	—	—	(209,616)
Forward currency exchange contracts	—	(284,597)	—	(284,597)

Total Liabilities	$(209,616)	$(382,350)	$—	$(591,966)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Risks of Foreign Investing. The Fund may invest in foreign securities which are subject to special risks. Securities traded in foreign markets may be less liquid and more volatile than those traded in U.S. markets. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company’s operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of investments denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those investments. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the United States or abroad, expropriation or nationalization of a company’s assets, or other political and economic factors. In addition, due to the inter-relationship of global economies and financial markets, changes in political and economic factors in one country or region could adversely affect conditions in another country or region. Investments in foreign securities may also expose the Fund to time-zone arbitrage risk. Foreign securities may trade on weekends or other days when the Fund does not price its shares. At times, the Fund may emphasize investments in a particular country or region and may be subject to greater risks from adverse events that occur in that country or region. Foreign securities and foreign currencies held in foreign banks and securities depositories may be subject to limited or no regulatory oversight.

22  OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

4. Investments and Risks (Continued)

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in a money market Affiliated Fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is regulated as a money market fund under the Investment Company Act of 1940, as amended.

Master Limited Partnerships (“MLPs”). MLPs issue common units that represent an equity ownership interest in a partnership and provide limited voting rights. MLP common units are registered with the Securities and Exchange Commission (“SEC”), and are freely tradable on securities exchanges such as the NYSE and the NASDAQ Stock Market (“NASDAQ”), or in the over-the-counter (“OTC”) market. An MLP consists of one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. MLP common unit holders have a limited role in the partnership’s operations and management. The Fund, as a limited partner, normally would not be liable for the debts of the MLP beyond the amounts the Fund has contributed, but would not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances creditors of an MLP would have the right to seek return of capital distributed to a limited partner. This right of an MLP’s creditors would continue after the Fund sold its investment in the MLP.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

23  OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

4. Investments and Risks (Continued)

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Use of Derivatives

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps,

24  OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Such contracts are traded in the OTC inter-bank currency dealer market.

Forward contracts are reported on a schedule following the Statement of Investments. The unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities in the annual and semiannual reports as a receivable (or payable) and in the Statement of Operations in the annual and semiannual reports within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations in the annual and semiannual reports.

The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to take a positive investment perspective on the related currency. These forward contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to decrease

25  OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to take a negative investment perspective on the related currency. These forward contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

During the reporting period, the Fund had daily average contract amounts on forward contracts to buy and sell of $7,481,502 and $2,776,941, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty to a forward contract will default and fail to perform its obligations to the Fund.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

Futures contracts are reported on a schedule following the Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations in the annual and semiannual reports. Realized gains (losses) are reported in the Statement of Operations in the annual and semiannual reports at the closing or expiration of futures contracts.

The Fund has purchased futures contracts on various equity indexes to increase exposure to equity risk.

26  OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

The Fund has sold futures contracts on various equity indexes to decrease exposure to equity risk.

During the reporting period, the Fund had an ending monthly average market value of $1,751,411 and $810,369 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations in the annual and semiannual reports. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations in the annual and semiannual reports.

The Fund has purchased call options on individual equity securities and/or equity indexes to increase exposure to equity risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

During the reporting period, the Fund had an ending monthly average market value of $138,655 on purchased call options.

Options written, if any, are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities in the annual and semiannual reports. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Statement of Investments.

The risk in writing a call option is that the market price of the security increases and if the option is exercised, the Fund must either purchase the security at a higher price for delivery or, if the Fund owns the underlying security, give up the opportunity for profit. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

At period end, the Fund had no such written option activity.

27  OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, the price or volatility of asset or non-asset references, or the occurrence of a credit event, over a specified period. Swaps can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction (“OTC swaps”) or executed on a regulated market. Certain swaps, regardless of the venue of their execution, are required to be cleared through a clearinghouse (“centrally cleared swaps”). Swap contracts may include interest rate, equity, debt, index, total return, credit default, currency, and volatility swaps.

Swap contracts are reported on a schedule following the Statement of Investments. The values of centrally cleared swap and OTC swap contracts are aggregated by positive and negative values and disclosed separately on the Statement of Assets and Liabilities in the annual and semiannual reports. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund, if any, at termination or settlement. The net change in this amount during the period is included on the Statement of Operations in the annual and semiannual reports. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Statement of Operations in the annual and semiannual reports.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference rate or asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps have embedded leverage, they can expose the Fund to substantial risk in the isolated market risk factor.

Interest Rate Swap Contracts. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified floating interest rate while the other is typically a fixed interest rate.

The Fund has entered into interest rate swaps in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. Typically, if relative interest rates rise, payments made by the Fund under a swap agreement will be greater than the payments received by the Fund.

The Fund has entered into interest rate swaps in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. Typically, if relative interest rates rise, payments received by the Fund under the swap agreement will be greater than the payments made by the Fund.

For the reporting period, the Fund had ending monthly average notional amounts of $197,500 and $2,177,500 on interest rate swaps which pay a fixed rate and interest rate swaps which receive a fixed rate, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

28  OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

Total Return Swap Contracts. A total return swap is an agreement between counterparties to exchange periodic payments based on the value of asset or non-asset references. One cash flow is typically based on a non-asset reference (such as an interest rate) and the other on the total return of a reference asset (such as a security or a basket of securities or securities index). The total return of the reference asset typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments.

Total return swap contracts are exposed to the market risk factor of the specific underlying financial instrument or index. Total return swaps are less standard in structure than other types of swaps and can isolate and/or include multiple types of market risk factors including equity risk, credit risk, and interest rate risk.

The Fund has entered into total return swaps on various equity securities or indexes to increase exposure to equity risk. These equity risk related total return swaps require the Fund to pay a floating reference interest rate, and an amount equal to the negative price movement of securities or an index (expressed as a percentage) multiplied by the notional amount of the contract. The Fund will receive payments equal to the positive price movement of the same securities or index (expressed as a percentage) multiplied by the notional amount of the contract and, in some cases, dividends paid on the securities.

Total Return Swaps on Shares of Affiliated Funds. The Fund has entered into total return swaps on an Affiliated Fund or Funds. This investment technique provides the Fund with synthetic long investment exposure to the performance of the Affiliated Fund through payments made by a swap dealer counterparty to the Fund under the swap that reflect the positive total return (inclusive of dividends and distributions) on those shares. In exchange, the Fund would make periodic payments to the counterparty under the swap based on a fixed or variable interest rate, as well as payments reflecting any negative total return on those shares. The swap provides the Fund with the economic equivalent of ownership of those shares through an entitlement to receive any gains realized, and dividends paid, on the shares, and an obligation to pay any losses realized on the shares. This investment technique provides the Fund effectively with leverage intended to achieve an economic effect similar to the Fund’s purchase of shares of the Affiliated Fund with borrowed money.

For the reporting period, the Fund had ending monthly average notional amounts of $14,772,314 on total return swaps which are long the reference asset.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically

29  OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities in the annual and semiannual reports. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy

30  OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Statement of Assets and Liabilities in the annual and semiannual reports as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

7. Federal Taxes

The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$48,661,936
Federal tax cost of other investments	2,391,593

Total federal tax cost	$51,053,529

Gross unrealized appreciation	$1,869,010
Gross unrealized depreciation	(4,221,815)

Net unrealized depreciation	$(2,352,805)

31  OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

Item 2. Controls and Procedures.

(a)	Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 1/29/2016, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)	There have been no significant changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Global Multi-Asset Growth Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	3/15/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	3/15/2016

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	3/15/2016